Dreyfus
Variable
Investment Fund,
Quality Bond
Portfolio
Annual Report


December 31, 1997

Dreyfus Variable Investment Fund, Quality Bond Portfolio
--------------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:

   We are pleased to report the performance for Dreyfus Variable Investment Fund -- Quality Bond Portfolio, for the 12-month reporting period ended December 31, 1997. The Portfolio produced a total return of 9.42%,* compared to 9.57% for the Merrill Lynch Domestic Master Index (Subindex D010).** Income dividends paid from net investment income during the period amounted to $0.725, representing a distribution rate per share of 6.14%.***

ECONOMIC REVIEW

   Inflation seems to have lost its terrors. Not since the oil price collapse in 1986 has it been so restrained. As the economy approached the end of its seventh consecutive year of expansion, inflation seemed to become even more subdued. During the fourth quarter of 1997, the rate of increase in consumer prices fell below the 2% level. Producer prices actually fell at an annual rate of 1.2% over the first 11 months of the year.

   The ongoing fear in the financial markets has been that the Federal Reserve Board's (the "Fed") unremitting fight against inflation could lead to further increases in interest rates. Yet the Federal Open Market Committee (F.O.M.C.), the policy-making arm of the Fed, has raised interest rates just once in over two years, a period roughly coinciding with the latest surge of economic growth. The last increase occurred on March 25, 1997 when the F.O.M.C. increased the Federal Funds rate by a modest one quarter of a percentage point to 5.50%. (The Federal Funds rate is the rate of interest that banks charge one another for overnight loans.) Investor concern about additional monetary restraint centers on the low unemployment rate of just 4.6%, a 24-year low as of the fourth quarter of 1997. In particular, there are fears that wages can rise at a rate that could rekindle inflation. Over the last year, the gain in wages after adjusting for inflation was 2%, the sharpest increase in 20 years.

   Not surprisingly, an almost ideal economic climate -- plentiful jobs, low interest rates and dwindling inflation -- has put consumers in an optimistic mood. Though holiday retail sales were below expectations, spending in the third quarter grew at the strongest pace in five years. Since consumer spending accounts for two thirds of all economic activity, consumer attitudes are important indicators of future economic conditions. The Conference Board (a business-sponsored research group) reported in December that its Index of Consumer Confidence rose to its highest level since 1969. So far, the serious economic developments in Asia have not had an inhibiting effect on consumer attitudes.

   The Asian financial crisis, while bound to affect the import/export segment of our economy, may also afford the Fed additional flexibility in implementing monetary policy. While the Fed is concerned about the potential resurgence of inflation, lower-priced Asian imports may counteract upward pressure on the rate of U.S. inflation. Moreover, with our economic expansion mature by any historical precedent (it's the second longest peacetime expansion in this century), a slackening in overseas demand for U.S. products, combined with the lower-priced imports, may help contain economic growth without additional monetary tightening by the Fed. Regardless, we believe it is unlikely that the Fed would raise interest rates and further unsettle the international financial markets while Asian countries struggle to stabilize their currencies in relation to the U.S. dollar. Perhaps the biggest uncertainty ahead is the extent to which the Asian turmoil will affect the U.S. economy. We are particularly vigilant for developments abroad that might have either negative or positive consequences for the portfolio. The trouble in Asia shows the close and sensitive relationship between our economy and the economies around the globe.

MARKET ENVIRONMENT

   The last time we wrote to you (as of June 30, 1997), we mentioned our optimism for lower rates in the bond market. We cited several factors in that letter which remain in place: the balanced budget, rates attractive globally, a strong dollar, and declining commodity prices. Those factors came to fruition, but to a much greater extent than even we had anticipated.

   The turmoil in Asia was the wild card that caused commodity prices to drop precipitously, drove the dollar stronger, and caused a flight to the U.S. bond market. We believe the peak in the crisis has passed, but the crisis is not over. The repercussions from Asia could reverberate well into 1998, which could manifest itself in the form of a general slowdown in world economic growth.

   Corporate debt securities came under pressure as the Asian crisis began unfolding. This effect was seen in the form of wider yield spreads versus comparable maturity Treasuries. Investors began to rethink whether they were being compensated enough for the increased risk of corporate securities (the spread to Treasuries narrows when economic conditions are generally thought to be improving, thereby decreasing the likelihood of potential default). The widening has continued to occur in some securities, but in general the risk premium is great enough to view some corporate securities as attractive. However, sector and individual credit selection will become even more critical as global events continue to unfold.

   The Fed, which was widely anticipated to raise rates in 1997, might be more inclined to ease rates in 1998. The impact of an easing would be seen via a steepening yield curve (the basis point spread between shorter and longer maturity Treasury securities gets numerically larger).

PORTFOLIO OVERVIEW

   The Portfolio's slight underperformance last year relative to its benchmark can be attributed primarily to one factor. During the early part of 1997, the Portfolio's duration was below that of the benchmark, which resulted in underperformance in last year's declining interest rate environment. Duration was shifted in May and the Portfolio currently has a 5.36-year duration. This duration (which is longer than it was as of June 30) reflects our continued outlook for lower rates. Positioning on the yield curve has been to emphasize the 5-year maturity sector whenever possible. We believe the 5-year area will benefit more than other sectors if a slowdown in growth does indeed manifest itself in 1998 (the primary reasoning for this is that as mortgage prepayment fears increase, the 5-year Treasury is purchased to hedge against early prepayment).

   We will continue to favor the corporate security sector, over the agency mortgage sector. As we mentioned above, the fear of prepayments will only increase if the market continues to rally. The corporate market selectively offers value, as does the commercial mortgage market. As we have mentioned before, commercial mortgages do not have the same prepayment risks associated with government agency mortgages.

   The additions to the Portfolio since June 1997 follow the above themes. We increased our commercial mortgage exposure and corporate exposure. The corporate securities we added are A.H. Belo, and Smith's Food and Drug Centers. They both represent what would fit our theme of buying attractive undervalued corporate securities that we think the marketplace is mispricing.

   As always, we will continue to look for attractive investment opportunities and adjust the Portfolio as market conditions change.

                                              Sincerely,

                                              /s/ Kevin McClintock

                                              Kevin McClintock
                                              Head of Taxable Fixed Income Group

January 20, 1998
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid. The Portfolio performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which would reduce returns.
** SOURCE: MERRILL LYNCH, PIERCE, FENNER AND SMITH INC. -- The Merrill Lynch Domestic Master Index is an unmanaged performance benchmark for portfolios that include U.S. Government, mortgage and investment-grade corporate securities rated A and better.
*** Distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the net asset value per share at the end of the period, adjusted for capital gain distributions.

Dreyfus Variable Investment Fund, Quality Bond Portfolio       December 31, 1997
--------------------------------------------------------------------------------
    COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS VARIABLE INVESTMENT FUND, QUALITY BOND PORTFOLIO AND THE MERRILL LYNCH DOMESTIC
                         MASTER INDEX (SUBINDEX D010)


$19,584
Dreyfus Variable
Investment Fund,
Quality Bond Portfolio

$18,954
Merrill Lynch
Domestic Master Index
(Subindex D010)*

*Source: Merrill Lynch, Pierce, Fenner and Smith Inc.

Average Annual Total Returns
--------------------------------------------------------------------------------
   One Year Ended           Five Years Ended         From Inception (8/31/90)
 December 31, 1997         December 31, 1997          to December 31, 1997
 -----------------         -----------------         ------------------------
       9.42%                     8.38%                         9.59%

----------
Past performance is not predictive of future performance.

The Portfolio's performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts which will reduce returns.

The above graph compares a $10,000 investment made in Dreyfus Variable Investment Fund, Quality Bond Portfolio on 8/31/90 (Inception Date) to a $10,000 investment made in the Merrill Lynch Domestic Master Index (Subindex
D010) on that date. All dividends and capital gain distributions are reinvested.

The Portfolio's performance shown in the line graph takes into account all applicable fees and expenses of the Portfolio. The Merrill Lynch Domestic Master Index (Subindex D010) is an unmanaged performance benchmark for portfolios that include U.S. Government, mortgage and investment-grade corporate securities rated A and better. The Index does not take into account charges, fees and other expenses. Further information relating to Portfolio performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

Dreyfus Variable Investment Fund, Quality Bond Portfolio
--------------------------------------------------------------------------------
Statement of Investments                                                                                   December 31, 1997


                                                                                                Principal
Bonds and Notes--101.0%                                                                           Amount              Value
-------------------------------------------------------------------------------                ------------       -------------
            Asset-Backed--13.3%  BTC Mortage Investors Trust,
                                   Mortage Pass-Through Ctfs.,
                                   Ser. 1997-S1, Cl.B, 6.445%, 2009............                  $2,000,000(a)      $ 1,999,800
                                 California Infrastructure and Economic
                                   Development Bank:
                                     Special Purpose Trust SCE-1,
                                       Rate Reduction Ctfs.,
                                       Ser. 1997-1 Cl. A5, 6.28%, 2005.........                     750,000             751,868
                                     Special Purpose Trust SDG & E -1,
                                       Rate Reduction Ctfs.,
                                       Ser. 1997-1 Cl. A5, 6.19%, 2005.........                   1,000,000           1,002,500
                                 Morgan Stanley Capital I,
                                   Mortgage Pass-Through ctfs.,
                                   Ser. 1997-HF1, Cl. E, 7.55%, 2007...........                   3,776,000(a)        3,823,790
                                 The Money Store Trust,
                                   Asset-Backed Ctfs.,
                                   Ser. 1996-D, Cl. A-16, 7.11%, 2028..........                   1,436,523           1,445,951
                                 UCFC Loan Trust 1997-A1,
                                   Home Equity Loan Pass-Through Ctfs.,
                                   Cl. A6, 7.435%, 2024........................                   2,600,000           2,700,344
                                                                                                                    -----------
                                                                                                                     11,724,253
                                                                                                                    -----------
                  Banking--5.3%  Barnett Capital II,
                                   Gtd. Capital Securities, 7.95%, 2026........                   1,500,000           1,599,543
                                 CIBC Capital Funding, L.P.,
                                   Gtd. Notes, 6.40%, 2004.....................                   2,000,000(a)        2,002,670
                                 Colonial Capital I,
                                   Gtd. Capital Securities, Ser. A, 8.92%, 2027                   1,000,000           1,073,397
                                                                                                                    -----------
                                                                                                                      4,675,610
                                                                                                                    -----------
   Commercial Mortgages--16.5%   277 Park Avenue Finance,
                                   Commercial Mortgage Pass-Through Ctfs.,
                                   Ser. 1997-Cl, Cl. A2, 7.68% 2007............                   2,250,000(a)        2,389,922
                                 DLJ Mortgage Acceptance,
                                   Mortgage Pass-Through Ctfs.:
                                     Ser. 1996-CF2, Cl.  A-3, 7.38%, 2021......                   2,000,000(a)        2,073,125
                                     Ser. 1997-CF2, Cl. B-3, 6.99%, 2009.......                   1,000,000(a)          966,250
                                 GMAC Commercial Mortgage Securities,
                                   Mortgage Pass-Through Ctfs.,
                                   Ser. 1997-Cl, Cl. D, 6.997%, 2008...........                   3,000,000           3,082,500
                                 Merrill Lynch Mortgage Investors,
                                   Mortgage Pass-Through Ctfs.,
                                   Ser. 1995-C3, Cl. C, 7.367%, 2025...........                   2,200,000(b)        2,277,344
                                 Resolution Trust,
                                   Commercial Mortgage Pass-Through Ctfs.:
                                     Ser. 1994-C2, Cl. D, 8%, 2025.............                   2,781,939           2,857,573
                                     Ser. 1995-C2, Cl. C, 7%, 2027.............                     888,451             894,837
                                                                                                                    -----------
                                                                                                                     14,541,551
                                                                                                                    -----------

Dreyfus Variable Investment Fund, Quality Bond Portfolio
--------------------------------------------------------------------------------
Statement of Investments (continued)                                                                         December 31, 1997


                                                                                                Principal
Bonds and Notes (continued)                                                                       Amount              Value
-------------------------------------------------------------------------------                ------------       -------------
                 Consumer--2.5%  Smith's Food & Drug Centers,
                                   Pass-Through Trusts, Pass-Through Ctfs.,
                                   Ser. 1994-A3, 9.20%, 2018...................                  $2,000,000         $ 2,237,500
                                                                                                                    -----------
                 Foreign--1.6%   Industrial Finance of Thailand,
                                   Notes, 7 3/4%, 2007..........................                  1,500,000(a)        1,418,682
                                                                                                                    -----------
          Hotels & Motels--2.3%  Hyatt Equities, L.L.C.,
                                   Notes, 6.80%, 2000..........................                   2,000,000(a)        2,029,854
                                                                                                                    -----------
               Industrial--.6%   Eastman Kodak,
                                   Deb., 9.95%, 2018...........................                     400,000             540,997
                                                                                                                    -----------
                Insurance--0.0%  SunAmerica,
                                   Deb., 9.95%, 2012...........................                      13,000              16,316
                                                                                                                    -----------
                    Other--0.0%  City of New York,
                                   General Obligation Bonds, Ser. D, 10%, 2007.                      25,000              28,625
                                                                                                                    -----------
               Publishing--2.3%  A. H. Belo,
                                   Sr. Notes, 6 7/8%, 2002......................                  2,000,000           2,035,994
                                                                                                                    -----------
                Railroads--2.2%  Terminal Railroad Association,
                                   First Mortgage, 4%, 2019....................                   2,601,000           1,911,735
                                                                                                                    -----------
Real Estate Investment Trusts--8.1%
                                 Crescent Real Estate Equities, L.P.,
                                   Notes, 6 5/8%, 2002..........................                  2,000,000(a)        2,005,904
                                 FelCor Suites, L.P.,
                                   Gtd. Sr. Notes, 7 5/8%, 2007.................                  1,500,000(a)        1,515,622
                                 Spieker Properties, L.P.,
                                   Medium-Term Notes, 8%, 2005.................                   1,500,000           1,630,983
                                 Tanger Properties, Ltd.,
                                   Notes, 7 7/8%, 2004..........................                  2,000,000           2,031,612
                                                                                                                    -----------
                                                                                                                      7,184,121
                                                                                                                    -----------
   Residential Mortgages--17.1%  GE Capital Mortgage Services,
                                   REMIC Multi-Class Pass Through Ctfs.:
                                     Ser. 1996-14, Cl. 2B1, 7 1/4%, 2011........                    789,689             805,236
                                     Ser. 1996-17, Cl. 2B1, 7 1/4%, 2011........                    750,244             765,249
                                 Norwest Asset Securities,
                                   Mortgage Pass-Through Ctfs.:
                                     Ser. 1997-7, Cl. B-1, 7%, 2027............                   1,990,090           1,988,220
                                     Ser. 1997-11, Cl. M, 7%, 2027.............                   2,499,529           2,506,559
                                     Ser. 1997-16, Cl. M, 6 3/4%, 2027..........                  1,497,701           1,493,958
                                     Ser. 1998-2, Cl. B-1 6 1/2%, 2028..........                  2,750,000           2,673,516

Dreyfus Variable Investment Fund, Quality Bond Portfolio
--------------------------------------------------------------------------------
Statement of Investments (continued)                                                                          December 31, 1997


                                                                                                Principal
Bonds and Notes (continued)                                                                       Amount              Value
-------------------------------------------------------------------------------                ------------       -------------
Residential Mortgages (continued)
                                 PNC Mortgage Securities,
                                   Mortgage Pass-Through Ctfs.,
                                   Ser. 1997-3, Cl. 1B3, 7%, 2027..............                  $  369,418         $   367,341
                                 Residential Funding Mortgage Securities I,
                                   Mortgage Pass-Through Ctfs.:
                                     Ser. 1997-S19, Cl. M-1, 6 1/2%, 2012.......                  1,727,300           1,707,058
                                     Ser. 1997-S19, Cl. M-2, 6 1/2%, 2012.......                  1,151,500           1,131,709
                                     Ser. 1997-S21, Cl. M-1, 6 1/2%, 2012.......                    998,900             987,038
                                     Ser. 1997-S21, Cl. M-2, 6 1/2%, 2012.......                    665,700             654,259
                                                                                                                     ----------
                                                                                                                     15,080,143
                                                                                                                    -----------
                  Tobacco--2.3%  Philip Morris,
                                   Notes, 6.95%, 2001..........................                   2,000,000(c)        2,061,876
                                                                                                                    -----------
U.S. Government Agency/
         Mortgage-Backed--18.2%  Federal Home Loan Mortgage Association, REMIC Trust,
                                   Gtd. REMIC Pass-Through Ctfs.,
                                   Ser. 1916, Cl. PI, 7%, 12/15/2011
                                   (Interest Only Obligation)..................                   4,492,810(d)        1,050,598
                                 Federal National Mortgage Association:
                                   6.88%, 1/25/2028............................                   1,400,000           1,414,437
                                   REMIC Trust,
                                     Gtd. REMIC Pass-Through Ctfs.:
                                       Ser. 1993-20, Cl. GC, 7%, 9/25/2019
                                       (Interest Only Obligation)..............                   2,121,428(d)          558,201
                                       Ser. 1997-24, Cl. IA, 7%, 1/18/2026
                                       (Interest Only Obligation)..............                   2,325,786(d)          999,297
                                 Government National Mortgage Association I,
                                   8%, 9/15/2008...............................                     927,462             967,742
                                 Government National Mortgage Association II,
                                   Adjustable Rate Mortgage,
                                   5 1/2%, 1/20/2027-1/20/2028..................                  5,134,813(e)        5,153,780
                                 Government National Mortgage Association REMIC Trust,
                                   Gtd. REMIC Pass-Through Securities:
                                     Ser. 1997-2, Cl. K, 7 1/2%, 1/20/2024......                   3,300,000          3,365,010
                                     Ser. 1997-4, Cl. G, 7 1/2%, 11/16/2024.....                   2,500,000          2,558,300
                                                                                                                    -----------
                                                                                                                     16,067,365
                                                                                                                    -----------
    U.S. Government Agency--.1%  FICO Coupon Strips,
                                   Ser. 1, Zero Coupon, 5/11/2000..............                       95,000             82,733
                                                                                                                    -----------
          U.S. Government--8.6%  U.S. Treasury Bonds,
                                   6 1/8%, 11/15/2027...........................                   7,350,000          7,556,719
                                                                                                                    -----------
                                 TOTAL BONDS AND NOTES
                                   (cost $87,681,934)..........................                                     $89,194,074
                                                                                                                    ===========

Dreyfus Variable Investment Fund, Quality Bond Portfolio
--------------------------------------------------------------------------------
Statement of Investments (continued)                                                                          December 31, 1997


                                                                                                Principal
Short-Term Investments--6.1%                                                                      Amount              Value
-------------------------------------------------------------------------------                ------------       -------------
         Agency Discount Note;   Federal Home Loan Banks,
                                   5.40 %, 1/2/1998
                                   (cost $5,354,197)...........................                  $5,355,000         $ 5,354,197
                                                                                                                    ===========

TOTAL INVESTMENTS (cost $93,036,131)...........................................                       107.1%        $94,548,271
                                                                                                      ======        ===========
LIABILITIES, LESS CASH AND RECEIVABLES.........................................                        (7.1%)       $(6,255,933)
                                                                                                      ======        ===========
NET ASSETS.....................................................................                       100.0%        $88,292,338
                                                                                                      ======        ===========

Notes to Statement of Investments:
--------------------------------------------------------------------------------
(a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1997, these securities amounted to $20,225,619 or 22.9% of net assets.
(b) Variable rate security -- interest rate subject to periodic change.
(c) Reflects date security can be redeemed at holders' option; the stated maturity date is 6/1/2006.
(d) Notional face amount shown.
(e) Partially purchased on a forward commitment basis.





                       See notes to financial statements.

Dreyfus Variable Investment Fund, Quality Bond Portfolio
--------------------------------------------------------------------------------
Statement of Assets and Liabilities                                                                      December 31, 1997


                                                                                                   Cost            Value
                                                                                               ------------     ------------
ASSETS:                       Investments in securities--See Statement of Investments          $93,036,131      $94,548,271
                              Cash.............................................                                     156,888
                              Receivable for investment securities sold........                                   3,513,407
                              Interest receivable..............................                                     948,480
                              Prepaid expenses and other assets................                                       2,233
                                                                                                                -----------
                                                                                                                 99,169,279
                                                                                                                -----------

LIABILITIES:                  Due to The Dreyfus Corporation and affiliates....                                      51,465
                              Payable for investment securities purchased......                                  10,775,584
                              Payable for shares of Beneficial Interest redeemed                                     17,651
                              Accrued expenses.................................                                      32,241
                                                                                                                -----------
                                                                                                                 10,876,941
                                                                                                                -----------

NET ASSETS.....................................................................                                 $88,292,338
                                                                                                                ===========

REPRESENTED BY:               Paid-in capital..................................                                 $86,368,284

                              Accumulated undistributed investment income--net.                                      63,876

                              Accumulated net realized gain (loss) on investments                                   348,038

                              Accumulated net unrealized appreciation (depreciation)
                                on investments--Note 5.........................                                   1,512,140
                                                                                                                -----------
NET ASSETS.....................................................................                                 $88,292,338
                                                                                                                ===========

SHARES OUTSTANDING
(unlimited number of $.001 par value shares of Beneficial Interest authorized).                                   7,529,633

NET ASSET VALUE, offering and redemption price per share.......................                                      $11.73
                                                                                                                     ======



                       See notes to financial statements.

Dreyfus Variable Investment Fund, Quality Bond Portfolio
--------------------------------------------------------------------------------
Statement of Operations                                                                     Year Ended December 31, 1997


INVESTMENT INCOME

INCOME                        Interest Income............................                                     $ 5,064,879

EXPENSES:                     Investment advisory fee--Note 4(a)..........            $  467,635
                              Professional fees..........................                 21,917
                              Prospectus and shareholders' reports.......                 19,423
                              Custodian fees--Note 4(a)...................                16,507
                              Interest expense--Note 3....................                13,760
                              Registration fees..........................                  7,622
                              Trustees' fees and expenses--Note 4(b)......                 1,748
                              Shareholder servicing costs................                    737
                              Miscellaneous..............................                  3,210
                                                                                      ----------
                                Total Expenses...........................                                         552,559
                                                                                                              -----------

INVESTMENT INCOME--NET....................................................                                      4,512,320

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 5:
                              Net realized gain (loss) on investments....             $  630,840
                              Net unrealized appreciation (depreciation)
                                on investments...........................              1,544,540
                                                                                      ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS...................                                       2,175,380
                                                                                                              -----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.....................                                     $ 6,687,700
                                                                                                              ===========




                       See notes to financial statements.

Dreyfus Variable Investment Fund, Quality Bond Portfolio
--------------------------------------------------------------------------------
Statement of Changes in Net Assets


                                                                                                Year Ended        Year Ended
                                                                                            December 31, 1997  December 31, 1996
                                                                                            -----------------  -----------------
OPERATIONS:
   Investment income--net.................................................                   $ 4,512,320       $ 2,974,487
   Net realized gain (loss) on investments................................                       630,840           296,597
   Net unrealized appreciation (depreciation) on investments..............                     1,544,540        (1,282,927)
                                                                                             -----------       -----------

         Net Increase (Decrease) in Net Assets Resulting from Operations..                     6,687,700         1,988,157
                                                                                             -----------       -----------

DIVIDENDS TO SHAREHOLDERS FROM:
   Investment income--net.................................................                    (4,588,351)       (2,977,385)
   Net realized gain on investments.......................................                      (579,245)           --
                                                                                             -----------       -----------

         Total Dividends..................................................                    (5,167,596)       (2,977,385)
                                                                                             -----------       -----------

BENEFICIAL INTEREST TRANSACTIONS:
   Net proceeds from shares sold..........................................                    29,770,049        31,824,343
   Dividends reinvested...................................................                     5,167,612         2,977,385
   Cost of shares redeemed................................................                    (9,101,449)      (10,323,319)
                                                                                             -----------       -----------

         Increase (Decrease) in Net Assets from Beneficial Interest Transactions              25,836,212        24,478,409
                                                                                             -----------       -----------

            Total Increase (Decrease) in Net Assets.......................                    27,356,316        23,489,181

NET ASSETS:
   Beginning of Period....................................................                    60,936,022        37,446,841
                                                                                             -----------       -----------
   End of Period..........................................................                   $88,292,338       $60,936,022
                                                                                             ===========       ===========

Undistributed investment income--net......................................                   $    63,876            --
                                                                                             -----------       -----------

                                                                                               Shares            Shares
                                                                                             -----------       -----------
CAPITAL SHARE TRANSACTIONS:
   Shares sold............................................................                     2,571,613         2,770,727
   Shares issued for dividends reinvested.................................                       447,867           260,715
   Shares redeemed........................................................                      (789,293)         (902,643)
                                                                                             -----------       -----------

         Net Increase (Decrease) in Shares Outstanding....................                     2,230,187         2,128,799
                                                                                             ===========       ===========



                       See notes to financial statements.

Dreyfus Variable Investment Fund, Quality Bond Portfolio
--------------------------------------------------------------------------------
Financial Highlights

   Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Series' financial statements.


                                                                          Year Ended December 31,
                                                          ------------------------------------------------------
PER SHARE DATA:                                             1997       1996        1995        1994        1993
                                                          -------    -------     -------     -------     -------
   Net asset value, beginning of period..............      $11.50     $11.81      $10.53      $11.81      $10.94
                                                           ------     ------      ------      ------      ------
   Investment Operations:
   Investment income--net............................         .73        .66         .68         .73         .76
   Net realized and unrealized gain (loss) on
     investments.....................................         .32       (.31)       1.42       (1.27)        .88
                                                           ------     ------      ------      ------      ------
   Total from Investment Operations..................        1.05        .35        2.10        (.54)       1.64
                                                           ------     ------      ------      ------      ------
   Distributions:
   Dividends from investment income--net.............        (.73)      (.66)       (.69)       (.73)       (.76)
   Dividends from net realized gain on investments...        (.09)       --         (.13)       (.01)       (.01)
                                                           ------     ------      ------      ------      ------
   Total Distributions...............................        (.82)      (.66)       (.82)       (.74)       (.77)
                                                           ------     ------      ------      ------      ------
   Net asset value, end of period....................      $11.73     $11.50      $11.81      $10.53      $11.81
                                                           ------     ------      ------      ------      ------
                                                           ------     ------      ------      ------      ------

TOTAL INVESTMENT RETURN..............................        9.42%      3.13%      20.42%      (4.59%)     15.33%

RATIOS/SUPPLEMENTAL DATA:
   Ratio of operating expenses to average net assets.         .75%       .79%        .81%        --          --
   Ratio of interest expense to average net assets...         .02%       --          --          --          --
   Ratio of net investment income
      to average net assets..........................        6.27%      5.86%       6.13%       7.03%       6.51%
   Decrease reflected in above expense ratios
      due to undertakings by The Dreyfus Corporation.         --         --          .04%       1.20%       3.51%
   Portfolio Turnover Rate...........................      374.76%    258.36%     263.53%      64.80%     110.62%
   Net Assets, end of period (000's Omitted).........     $88,292    $60,936     $37,447     $13,244      $4,706








                       See notes to financial statements.

Dreyfus Variable Investment Fund, Quality Bond Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--General:

   Dreyfus Variable Investment Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as an open-end management investment company, operating as a series company currently offering thirteen series, including the Quality Bond Portfolio (the "Series") and is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of life insurance companies. The Series is a diversified portfolio. The Series' investment objective is to provide the maximum amount of current income to the extent consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation ("Dreyfus") serves as the Series' investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Premier Mutual Fund Services, Inc. is the distributor of the Series' shares, which are sold without a sales charge.

   The Fund currently functions as the funding vehicle for the Dreyfus Series 2000 Variable Annuity Contract (the "Account") issued by Mutual Benefit Life Insurance Company ("Mutual Benefit Life"). On July 16, 1991, the Superior Court of New Jersey entered an Order (the "Order") appointing the New Jersey Insurance Commissioner as Rehabilitator of Mutual Benefit Life. The Commissioner was granted immediate exclusive possession and control of, and title to, the business and assets of Mutual Benefit Life, including the assets and liabilities of the Account.

   The Commissioner was empowered by the Order to take such steps as he deemed appropriate toward removing the cause and conditions that made rehabilitation necessary. On January 15, 1993, the Commissioner filed the First Amended Plan of Rehabilitation ("Plan") with the Court. The Plan stipulated that the assets and liabilities of the Account would be transferred to a separate account of MBL Life Assurance Corporation ("MBLLAC"), a wholly-owned subsidiary of Mutual Benefit Life. The Plan also provided for the transfer of the ownership of the stock of MBLLAC to a Trust. The Commissioner was designated as the sole Trustee of the Trust. On August 12, 1993, the Court rendered an opinion approving the Plan with certain modifications. Two subsequent amendments to the Plan were filed and approved by the Court. None of the modifications or amendments affected the status of the Account. On November 10, 1993, the Court issued an Order of Confirmation permitting the implementation of the Plan.

   An order was also issued by the Court on January 28, 1994, approving the form of the Third Amended Plan of Rehabilitation, the Election Materials and related documents. On April 29, 1994, the Plan was implemented. Substantially all of the assets of Mutual Benefit Life were transferred to MBLLAC which assumed and reinsured Mutual Benefit Life's restructured insurance liabilities. The stock of MBLLAC was assigned to the Stock Trust and the Commissioner was designated as Trustee.

   In view of the terms and conditions of both the Order and the Plan, applications for new contracts and additional purchase payments under existing contracts are currently not being accepted by the Account. The terms of the Order and the Plan permit redemptions from the Account to continue as requested.

   The proceedings of the New Jersey Insurance Commissioner with respect to Mutual Benefit Life or the Account do not apply to the separate accounts of other life insurance companies that may use the Fund as a funding vehicle for contracts or policies issued by them.

   The Fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

   The Series' financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

Dreyfus Variable Investment Fund, Quality Bond Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 2--Significant Accounting Policies:

   (A) PORTFOLIO VALUATION: Investments in securities (excluding short-term investments and U.S. Government obligations) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolios' securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Investments in U.S. Government obligations, including U.S. Treasury Bills, are valued at the mean between quoted bid and asked prices. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value.

   (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

   (C) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Series not to distribute such gain.

   As of December 31, 1997, the Series reclassified certain components of net assets. The reclassifications resulted in a net increase to accumulated undistributed investment income-net and a decrease in accumulated net realized gains on investments of $139,907. This reclassification was the result of permanent book to tax differences. Net assets were not affected by these reclassifications.

   (D) FEDERAL INCOME TAXES: It is the policy of the Series to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 3--Bank Line of Credit:

   The Series may borrow up to $10 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Series at rates which are related to the Federal Funds rate in effect at the time of borrowings.

   The average daily amount of borrowings outstanding under both arrangements during the period ended December 31, 1997 was approximately $242,792, with a related weighted average annualized interest rate of 5.67%.

Dreyfus Variable Investment Fund, Quality Bond Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 4--Investment Advisory Fee and Other Transactions With Affiliates:

   (A) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .65 of 1% of the value of the Series' average daily net assets and is payable monthly.

   The Series compensates Dreyfus Transfer, Inc. a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Series.

   The Series compensates Mellon under a custody agreement to provide custodial services for the Series. During the period ended December 31, 1997, the Series was charged $16,507 pursuant to the custody agreement.

   (B) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 5--Securities Transactions:
   The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, during the period ended December 31, 1997, amounted to $288,110,656 and $270,876,754, respectively.

   At December 31, 1997, accumulated net unrealized appreciation on investments was $1,512,140, consisting of $1,692,070 gross unrealized appreciation and $179,930 gross unrealized depreciation.

   At December 31, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Dreyfus Variable Investment Fund, Quality Bond Portfolio
--------------------------------------------------------------------------------
Report of Ernst & Young LLP, Independent Auditors

SHAREHOLDERS AND BOARD OF TRUSTEES
DREYFUS VARIABLE INVESTMENT FUND, QUALITY BOND PORTFOLIO

   We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Variable Investment Fund, Quality Bond Portfolio (one of the series constituting the Dreyfus Variable Investment Fund) as of December 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of December 31, 1997 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Variable Investment Fund, Quality Bond Portfolio at December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                                              Ernst & Young LLP

New York, New York
February 5, 1998

Dreyfus Variable Investment Fund, Quality Bond Portfolio
--------------------------------------------------------------------------------
Important Tax Information (Unaudited)

   For Federal tax purposes the Series hereby designates $.02125 per share as a long-term capital gain distribution of the $.1094 per share paid on September 2, 1997.

Dreyfus Variable Investment Fund,
Quality Bond Portfolio
200 Park Avenue
New York, NY 10166

Investment Adviser
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940




Printed in U.S.A.                     120AR9712